Draft of May 17, 1995










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                              MAGMA COPPER COMPANY

                                       TO

                      STATE STREET BANK AND TRUST COMPANY,
                                              Trustee



                                   ----------


                                   INDENTURE

                            Dated as of May 15, 1995


                                   ----------



                         Senior Subordinated Securities


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


                              Magma Copper Company
                 Certain Sections of this Indenture relating to
                    Sections 310 through 318, inclusive, of
                        the Trust Indenture Act of 1939:

Trust Indenture
  Act Section                                                 Indenture Section

ss.310(a)(1) ...........   ...............................................   609
         (a)(2) ........   ...............................................   609
         (a)(3) ........   ....................................   Not Applicable
         (a)(4) ........   ....................................   Not Applicable
         (b) ...........   ...............................................   608
                                                                             610
ss.311(a) ..............   ...............................................   613
         (b) ...........   ...............................................   613
ss.312(a) ..............   ...............................................   701
                                                                             702
         (b) ...........   ...............................................   702
         (c) ...........   ...............................................   702
ss.313(a) ..............   ...............................................   703
         (b) ...........   ...............................................   703
         (c) ...........   ...............................................   703
         (d) ...........   ...............................................   703
ss.314(a) ..............   ...............................................   704
         (a)(4) ........   ...............................................   101
                                                                            1004
         (b) ...........   ....................................   Not Applicable
         (c)(1) ........   ...............................................   102
         (c)(2) ........   ...............................................   102
         (c)(3) ........   ....................................   Not Applicable
         (d) ...........   ....................................   Not Applicable
         (e) ...........   ...............................................   102
ss.315(a) ..............   ...............................................   601
         (b) ...........   ...............................................   602
         (c) ...........   ...............................................   601
         (d) ...........   ...............................................   601
         (e) ...........   ...............................................   514
ss.316(a) ..............   ...............................................   101
         (a)(1)(A) .....                                                     502
                                                                             512
         (a)(1)(B) .....                                                     513
         (a)(2) ........   ....................................   Not Applicable
         (b) ...........   ...............................................   508
         (c) ...........   ...............................................   104
ss.317(a)(1) ...........   ...............................................   503
         (a)(2) ........   ...............................................   504
         (b) ...........   ...............................................  1003
ss.318(a) ..............   ...............................................   107

------------

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page

PARTIES..................................................................      1
RECITALS OF THE COMPANY..................................................      1

                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

Section 101             Definitions......................................      1
                           Act ..........................................      2
                           Affiliate ....................................      2
                           Authenticating Agent .........................      2
                           Board of Directors ...........................      2
                           Board Resolution .............................      3
                           Business Day .................................      3
                           Capital Stock ................................      3
                           Commission ...................................      3
                           Common Stock .................................      3
                           Company ......................................      3
                           Company Request or Company Order .............      3
                           Consolidated Assets ..........................      3
                           Corporate Trust Office .......................      3
                           Covenant Defeasance ..........................      4
                           Debt .........................................      4
                           Defaulted Interest ...........................      4
                           Defeasance ....................................     4
                           Defeasible Series .............................     4
                           Depositary ....................................     4
                           Event of Default ..............................     4
                           Exchange Act ..................................     4
                           Global Security ...............................     4
                           Holder ........................................     4
                           Indenture .....................................     4
                           interest ......................................     5
                           Interest Payment Date .........................     5
                           Maturity ......................................     5
                           Mortgage ......................................     5
                           Nonrecourse Obligation ........................     5
                           Notice of Default .............................     5
                           Officers' Certificate .........................     5
                           Opinion of Counsel ............................     5
                           Original Issue Discount Security ..............     5
                           Outstanding ...................................     5

--------------

NOTE:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                           Page


                           Paying Agent ..................................     7
                           Person ........................................     7
                           Place of Payment ..............................     7
                           Predecessor Security ..........................     7
                           Principal Property ............................     7
                           Redemption Date ...............................     8
                           Redemption Price ..............................     8
                           Regular Record Date ...........................     8
                           Responsible Officer ...........................     8
                           Securities ....................................     8
                           Security Register and Security
                             Registrar ...................................     8
                           Senior Indebtedness ...........................     8
                           Significant Subsidiary ........................     9
                           Special Record Date ...........................     9
                           Stated Maturity ...............................     9
                           Subsidiary ....................................     9
                           Trading Day ...................................     9
                           Trust Indenture Act ...........................     9
                           Trustee .......................................    10
                           U.S. Government Obligations ...................    10
                           Vice President ................................    10
Section 102  .             Compliance Certificates and Opinions...........    10
Section 103  .             Form of Documents Delivered to Trustee.........    11
Section 104  .             Acts of Holders; Record Dates..................    11
Section 105  .             Notices, Etc., to Trustee and Company..........    14
Section 106  .             Notice to Holders; Waiver......................    15
Section 107  .             Conflict with Trust Indenture Act..............    15
Section 108  .             Effect of Headings and Table of
                             Contents ....................................    16
Section 109  .             Successors and Assigns.........................    16
Section 110  .             Separability Clause............................    16
Section 111  .             Benefits of Indenture..........................    16
Section 112  .             Governing Law..................................    16
Section 113  .             Legal Holidays.................................    17


--------------

NOTE:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page


                                  ARTICLE TWO

                                 Security Forms

Section 201.   Forms Generally.............................................   17
Section 202.   Form of Face of Security....................................   18
Section 203.   Form of Reverse of Security.................................   20
Section 204.   Form of Legend for Global Securities........................   29
Section 205.   Form of Trustee's Certificate of
                 Authentication............................................   29

                                 ARTICLE THREE

                                 The Securities

Section 301.   Amount Unlimited; Issuable in Series........................   29
Section 302.   Denominations...............................................   33
Section 303.   Execution, Authentication, Delivery
                 and Dating................................................   33
Section 304.   Temporary Securities........................................   35
Section 305.   Registration, Registration of Transfer
                 and Exchange..............................................   36
Section 306.   Mutilated, Destroyed, Lost and Stolen
                 Securities................................................   38
Section 307.   Payment of Interest; Interest Rights
                 Preserved.................................................   39
Section 308.   Persons Deemed Owners.......................................   41
Section 309.   Cancellation................................................   41
Section 310.   Computation of Interest.....................................   41

                                  ARTICLE FOUR

                           Satisfaction and Discharge

Section 401.   Satisfaction and Discharge of Indenture.....................   42
Section 402.   Application of Trust Money..................................   43


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NOTE:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page


                                  ARTICLE FIVE

                                    Remedies

Section 501.   Events of Default...........................................   43
Section 502.   Acceleration of Maturity; Rescission
                 and Annulment.............................................   46
Section 503.   Collection of Indebtedness and Suits
                 for Enforcement by Trustee................................   47
Section 504.   Trustee May File Proofs of Claim............................   48
Section 505.   Trustee May Enforce Claims Without
                 Possession of Securities..................................   49
Section 506.   Application of Money Collected..............................   49
Section 507.   Limitation on Suits.........................................   49
Section 508.   Unconditional Right of Holders to
                 Receive Principal, Premium and
                 Interest and to Convert...................................   50
Section 509.   Restoration of Rights and Remedies..........................   51
Section 510.   Rights and Remedies Cumulative..............................   51
Section 511.   Delay or Omission Not Waiver................................   51
Section 512.   Control by Holders..........................................   51
Section 513.   Waiver of Past Defaults.....................................   52
Section 514.   Undertaking for Costs.......................................   52
Section 515.   Waiver of Usury, Stay or
                 Extension Laws............................................   53

                                  ARTICLE SIX

                                  The Trustee

Section 601.   Certain Duties and Responsibilities.........................   53
Section 602.   Notice of Defaults..........................................   53
Section 603.   Certain Rights of Trustee...................................   54
Section 604.   Not Responsible for Recitals or
                 Issuance of Securities....................................   55
Section 605.   May Hold Securities.........................................   55
Section 606.   Money Held in Trust.........................................   55
Section 607.   Compensation and Reimbursement..............................   56
Section 608.   Disqualification; Conflicting
                 Interests.................................................   56

--------------

NOTE:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page


Section 609.   Corporate Trustee Required;
                 Eligibility...............................................   57
Section 610.   Resignation and Removal;
                 Appointment of Successor..................................   57
Section 611.   Acceptance of Appointment by
                 Successor.................................................   59
Section 612.   Merger, Conversion, Consolidation
                 or Succession to Business.................................   60
Section 613.   Preferential Collection of Claims
                 Against Company...........................................   61
Section 614.   Appointment of Authenticating Agent.........................   61

                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company

Section 701.   Company to Furnish Trustee
                 Names and Addresses of Holders............................   63
Section 702.   Preservation of Information;
                 Communications to Holders.................................   64
Section 703.   Reports by Trustee..........................................   64
Section 704.   Reports by Company..........................................   65

                                 ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

Section 801.   Company May Consolidate, Etc., Only
                 on Certain Terms..........................................   65
Section 802.   Successor Substituted.......................................   66

                                  ARTICLE NINE

                            Supplemental Indentures

Section 901.   Supplemental Indentures Without
                 Consent of Holders........................................   67
Section 902.   Supplemental Indentures with Consent
                 of Holders................................................   68
Section 903.   Execution of Supplemental Indentures........................   69
Section 904.   Effect of Supplemental Indentures...........................   70

--------------

NOTE:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page


Section 905.   Conformity with Trust Indenture Act.........................   70
Section 906.   Reference in Securities to
                 Supplemental Indentures...................................   70

                                  ARTICLE TEN

                                   Covenants

Section 1001.  Payment of Principal, Premium and
                 Interest..................................................   70
Section 1002.  Maintenance of Office or Agency.............................   71
Section 1003.  Money for Securities Payments to
                 Be Held in Trust..........................................   71
Section 1004.  Statement by Officers as to Default.........................   73
Section 1005.  Existence...................................................   73
Section 1006.  Limitation on Liens.........................................   74
Section 1007.  Limitation on Certain Debt..................................   77
Section 1008.  Provision of Financial Information..........................   77
Section 1009.  Waiver of Certain Covenants.................................   77

                                 ARTICLE ELEVEN

                             Redemption of Securities

Section 1101.  Applicability of Article....................................   78
Section 1102.  Election to Redeem; Notice to Trustee.......................   78
Section 1103.  Selection by Trustee of Securities
                 to Be Redeemed............................................   78
Section 1104.  Notice of Redemption........................................   79
Section 1105.  Deposit of Redemption Price.................................   80
Section 1106.  Securities Payable on Redemption Date.......................   81
Section 1107.  Securities Redeemed in Part.................................   81

                                 ARTICLE TWELVE

                                 Sinking Funds

Section 1201.  Applicability of Article....................................   82
Section 1202.  Satisfaction of Sinking Fund Payments
                 with Securities...........................................   82
Section 1203.  Redemption of Securities for Sinking Fund...................   83

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NOTE:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page



                                ARTICLE THIRTEEN


                       Defeasance and Covenant Defeasance

Section 1301.  Company's Option to Effect Defeasance
                 or Covenant Defeasance....................................   83
Section 1302.  Defeasance and Discharge....................................   83
Section 1303.  Covenant Defeasance.........................................   84
Section 1304.  Conditions to Defeasance or Covenant
                 Defeasance................................................   85
Section 1305.  Deposited Money and U.S. Government
                 Obligations to be Held in Trust; Other
               Miscellaneous Provisions....................................   87
Section 1306.  Reinstatement...............................................   88

                                ARTICLE FOURTEEN

                            Conversion of Securities

Section 1401.  Applicability; Conversion Privilege
                 and Conversion Price......................................   88
Section 1402.  Exercise of Conversion Privilege............................   89
Section 1403.  Fractions of Shares.........................................   90
Section 1404.  Adjustment of Conversion Price..............................   91
Section 1405.  Notice of Adjustments of Conversion
                 Price.....................................................   96
Section 1406.  Notice of Certain Corporate Action..........................   96
Section 1407.  Company to Reserve Common Stock.............................   97
Section 1408.  Taxes on Conversions........................................   97
Section 1409.  Covenant as to Common Stock.................................   98
Section 1410.  Cancellation of Converted Securities........................   98
Section 1411.  Provisions in Case of Reclassification,
                 Consolidation, Merger or Sale of
                 Assets....................................................   98
Section 1412.  Responsibility of Trustee and
                 Conversion Agent..........................................   99



--------------

NOTE:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page


                                ARTICLE FIFTEEN

                          Subordination of Securities

Section 1501.  Securities Subordinate to Senior
                 Indebtedness..............................................  100
Section 1502.  Priority of Senior Indebtedness Upon
                 Dissolution of the Company................................  100
Section 1503.  Notice to Senior Indebtedness of
                 Acceleration on Event of Default..........................  102
Section 1504.  Certain Distributions of Company
                 Assets to the Trustee or Holders
                 of the Securities to be Held in Trust
                 for Holders of Senior
                 Indebtedness..............................................  102
Section 1505.  Subrogation of Security Holders to
                 Rights of Holders of Senior
                 Indebtedness..............................................  103
Section 1506.  Obligation of Company to Pay Security
                 Holders Not Impaired......................................  104
Section 1507.  Payments on Securities Not to be Made
                 During Continuance of Defaults in
                 Respect of Senior Indebtedness............................  104
Section 1508.  Obligation of Company to Pay Security
                 Holders; Application by Trustee of
                 Moneys Deposited with it to Payment
                 of Security Holders.......................................  105
Section 1509.  Trustee as Holder of Senior
                 Indebtedness..............................................  106
Section 1510.  Security Holders Authorize Trustee to
                 Effectuate Subordination..................................  106
Section 1511.  Securities to Rank Pari Passu...............................  106


TESTIMONIUM................................................................  107
SIGNATURES AND SEALS.......................................................  107
ACKNOWLEDGMENTS............................................................  108


--------------

NOTE:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                  INDENTURE, dated as of May 15, 1995, between Magma Copper Company, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 7400 North Oracle Road, Suite 200, Tucson, Arizona 85704, and State Street Bank and Trust Company, a banking corporation duly organized and existing under the laws of The Commonwealth of Massachusetts, as Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

                  All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

Section 101.   Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                 (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                 (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                 (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

                 (4) the words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture; and

                 (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  Certain terms used principally in Articles Six, Ten and Thirteen, are defined in those Articles.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. The Trustee shall not be deemed to know that any Person is an affiliate of another unless it has received written notice of such fact or one of its Responsible Officers has actual knowledge thereof.

                  "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such cer- tification, and delivered to the Trustee.

                  "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

                  "Capital   Stock"   means  any  and  all  shares,   interests,
participations or other equivalents (however designated) of corporate stock of the Company.

                  "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer or Director of Treasury, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Consolidated Assets" means the aggregate amount of assets, all as set forth on the most recent balance sheet of the Company and its consolidated Subsidiaries and computed in accordance with generally accepted accounting principles.

                  "Corporate Trust Office" means the principal office of the Trustee located on the date of this Indenture in Boston, Massachusetts at which at any particular time its corporate trust business shall be administered.

                  "Covenant Defeasance" has the meaning specified in
Section 1303.

                  "Debt" has the meaning specified in Section 1006.

                  "Defaulted Interest" has the meaning specified in Section 307.

                  "Defeasance" has the meaning specified in Section 1302.

                  "Defeasible Series" has the meaning specified in Section 1301.

                  "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301.

                  "Event of Default" has the meaning specified in Section 501.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any statute successor thereto.

                  "Global Security" means a Security that evidences all or part of the Securities of any series and is authenticated and delivered to, and registered in the name of, the Depositary for such Securities or a nominee thereof.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

                  "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                  "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an instalment of interest on such Security.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Mortgage" has the meaning specified in Section 1006.

                  "Nonrecourse Obligation" has the meaning specified in Section 1006.

                  "Notice of Default" means a written notice of the kind specified in Section 501(4).

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer or Director of Treasury, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to
Section 1004 shall be the principal executive, financial or accounting officer of the Company.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section  502.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (1)  Securities theretofore cancelled by the
         Trustee or delivered to the Trustee for cancellation;

                  (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securi- ties; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (3) Securities as to which Defeasance has been effected pursuant to Section 1302; and

                  (4) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (A) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof (excluding premium or penalty, if any) that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof to such date pursuant to
Section 502, (B) the principal amount of a Security denominated in one or more foreign currencies or currency units that shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of the date of original issuance of such Security in the manner provided as contemplated in Section 301, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in Clause (A) above) of such Security, (C) if the principal amount payable at Stated Maturity of any Security is not determinable upon original issuance, the principal amount of such Security that shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 301, and (D) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

                  "Person" or "person" means any individual, corporation, partnership, joint venture, trust, association, company, joint-stock company, business trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Principal Property" means any smelters, refineries, mines, concentrators or other facilities, located within the present 50 States of the United States of America (excluding the territories and possessions of the United States of America) and owned by the Company or any Subsidiary, in each case the gross book value (without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 3% of Consolidated Assets, other than any such portion thereof which is pollution control or other equipment or facility financed by obligations issued by a State or local government unit, provided, however that Principal Property shall not include any smelters, refineries, mines, concentrators or facilities or any portions thereof which the Board of Directors of the Company declares by resolution are not of material importance to the total business conducted by the Company and its Subsidiaries as an entirety.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

                  "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee in its corporate trust department or similar group administering the trusts hereunder customarily performing functions similar to those performed by the Persons who at the time shall be such officers or, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

                  "Senior Indebtedness" means indebtedness of the Company and indebtedness guaranteed by the Company for (a) money borrowed from banks or other lending institutions, whether outstanding on the date of the initial issuance of any of the Securities or thereafter incurred, and (b) any other indebtedness or obligation of the Company, whether outstanding on the date of the initial issuance of any of the Securities or thereafter created, incurred, assumed or guaranteed, which is evidenced by a note or other similar instrument, unless by the terms of such note or other instrument it is provided that such indebtedness is not superior in right of payment to the Securities; provided, however, that Senior Indebtedness shall not include (w) any series of Securities issued pursuant to this Indenture, the Company's 12% Senior Subordinated Notes due 2001 or the Company's 11.5% Senior Subordinated Notes due 2002, (x) any trade payables or notes or other instruments evidencing the same, (y) notes or other obligations issued in lieu of cash dividends on, or in exchange for Capital Stock or (z) any liability for federal, state, local or other taxes owed or owing by the Company. The term "Senior Indebtedness" includes, without limitation, (i) any and all interest accruing on any of the Senior Indebtedness after the commencement of any bankruptcy, insolvency, reorganization or other similar proceeding, notwithstanding any provision or rule of law which might restrict the rights of any holder thereof as to such interest and (ii) any and all claims for principal and premium of, interest on, and fees and expenses in respect of, Senior Indebtedness described in clause (a) above, notwithstanding any disallowance, avoidance or subordination of such claim under any insolvency, fraudulent conveyance or equitable subordination law.

                  "Significant Subsidiary" means any Subsidiary of the Company which owns a Principal Property and any Subsidiary that owns directly or indirectly stock of a Significant Subsidiary.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 307.

                  "Stated Maturity", when used with respect to any Security or any instalment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable.

                  "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                  "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the exchange or in the quotation system that is the principal market for the Common Stock.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as amended and as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.


                  "Trustee" means the Person named as the Trustee in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean each Trustee with respect to Securities of that series.

                  "U. S. Government  Obligations" has  the  meaning specified in
Section 1304.

                  "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".


Section 102.   Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates provided for in Section 1004) shall include

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


Section 103.   Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


Section 104.   Acts of Holders; Record Dates.

                  Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  The ownership of Securities shall be proved by the Security Register.

                  Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  The Company may, in the circumstances permitted by the Trust Indenture Act, set any day as the record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any Act provided or permitted by this Indenture to be given or taken by Holders of Securities of such series. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date. With regard to any Act that may be given or taken hereunder only by Holders of a requisite principal amount of Outstanding Securities of any series (or their duly appointed agents) and for which a record date is set pursuant to this paragraph, the Company may, at its option, set an expiration date after which no such action purported to be given or taken by any Holder shall be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Company may, on one or more occasions at its option, extend such date to any later date. Nothing in this paragraph shall prevent any Holder (or any duly appointed agent thereof) from giving or taking, after any such expiration date, any action identical to, or, at any time, contrary to or different from, the action or purported action to which such expiration date relates, in which event the Company may set a record date in respect thereof pursuant to this paragraph. Nothing in this paragraph shall be construed to render ineffective any action taken at any time by the Holders (or their duly appointed agents) of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is so taken. Notwithstanding the foregoing or the Trust Indenture Act, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any notice, declaration or direction referred to in the next paragraph.

                  Upon receipt by the Trustee from any Holder of Securities of a particular  series of (i) any written notice of default or breach referred to in
Section 501(4) or 501(5) with respect to Securities of such series, if such default or breach has occurred and is continuing and the Trustee shall not have given such written notice to the Company, (ii) any declaration of acceleration referred to in Section 502, if an Event of Default with respect to Securities of such series has occurred and is continuing and the Trustee shall not have given such a declaration to the Company, or (iii) any direction referred to in Section 512 with respect to Securities of such series, if the Trustee shall not have taken the action specified in such direction, then a record date shall automatically and without any action by the Company or the Trustee be set for determining the Holders of Outstanding Securities of such series entitled to join in such notice, declaration or direction, which record date shall be the close of business on the tenth day following the day on which the Trustee receives such notice, declaration or direction. Promptly after such receipt by the Trustee, and in any case not later than the fifth day thereafter, the Trustee shall notify the Company and the Holders of Outstanding Securities of such series of any such record date so fixed. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such notice, declaration or direction, whether or not such Holders remain Holders after such record date; provided that, unless such notice, declaration or direction shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such notice, declaration or direction shall automatically and without any action by any Person be cancelled and of no further effect. Nothing in this paragraph shall be construed to prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a notice, declaration or direction contrary to or different from, or, after the expiration of such period, identical to, the notice, declaration or direction to which such record date relates, in which event a new record date in respect thereof shall be set pursuant to this paragraph. Nothing in this paragraph shall be construed to render ineffective any notice, declaration or direction of the type referred to in this paragraph given at any time to the Trustee and the Company by Holders (or their duly appointed agents) of the requisite principal amount of Outstanding Securities of the relevant series on the date such notice, declaration or direction is so given.

                  Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.


Section 105.   Notices, Etc., to Trustee and Company.

                  Any  request,  demand,   authorization,   direction,   notice,
consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:
         Corporate Trust Administration, or


                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.


Section 106.   Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.


Section 107.   Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 108.   Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


Section 109.   Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.


Section 110.   Separability Clause.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


Section 111.   Benefits of Indenture.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.


Section 112.   Governing Law.

                  This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York, but without regard to principles of conflicts of laws.


Section 113.   Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) or conversion of the Securities need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, or on such last date for conversion, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                  ARTICLE TWO

                                 Security Forms

Section 201.   Forms Generally.

                  The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

                  The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 202.  Form of Face of Security.

                  [Insert any legend required by the Internal
Revenue Code and the regulations thereunder.]

                              MAGMA COPPER COMPANY

                  ............................................

No. .........                                                        $ ........

                  Magma Copper Company, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay  to.................................,  or registered  assigns,  the principal sum  of................  ...................
Dollars  on  ............................  ...........................  [if  the
Security is to bear interest prior to Maturity,  insert -- , and to pay interest thereon  from  .............  or from the most recent  Interest  Payment Date to which  interest  has  been  paid  or  duly  pro-  vided  for,  semi-annually  on
............ and ............ in each year, commencing ........., at the rate of
....% per  annum,  until the  principal  hereof  is paid or made  available  for payment [if applicable, insert -- , provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of ....% per annum (to the extent that the payment of such  interest  shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ....... or ....... (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

                  [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium  shall bear  interest at the rate of ....% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. Any such interest on any overdue principal or premium which is not so paid on demand shall bear interest  at the rate of ......%  per annum (to the extent  that the  payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue interest shall be payable on demand.]

                  Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Security will be made upon its presentation for notation of any principal payment, or, in the case of a final payment, its surrender at the office or agency of the Company maintained for that purpose in  ............,  in such coin or currency of the United States of
America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert -- ; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:


                                                       MAGMA COPPER COMPANY

                                                       By
                                                          ----------------------
Attest:

------------------------------

Section 203.   Form of Reverse of Security.

                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of May 15, 1995 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and State Street Bank and Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert --, limited in aggregate principal amount to $...........].

                  [If applicable, insert -- Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or before the close of business on ___________, or in case this Security or a portion hereof is called for redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the date prior to the Redemption Date, to convert this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at a conversion price per share of Common Stock equal to $___ per each share of Common Stock (or at the current adjusted conversion price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank, to the Company at its office or agency in ____________, accompanied by written notice to the Company that the Holder hereof elects to convert this Security, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption on a Redemption Date within such period), also accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an instalment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on the Common Stock issued on conversion. No fractions of shares of scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the transfer of substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger or transfer by a holder of the number of shares of Common Stock into which this Security might have been converted immediately prior to such consolidation, merger or transfer (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares).]


                  [If  applicable,  insert -- The  Securities of this series are subject  to  redemption  upon  not  less  than 30  days'  notice  by  mail,  [if applicable,  insert -- (1) on ...........  in any year  commencing with the year
...... and ending with the year ...... through operation of the sinking fund for this series at a Redemption  Price equal to 100% of the prin- cipal amount,  and
(2)] at any time [if applicable,  insert -- on or after ..........,  19..], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert -- on or before ..............., __%, and if redeemed] during the 12-month period beginning ............. of the years indicated,

                Redemption                                        Redemption
Year              Price                     Year                     Price
----            ----------                  ----                  ----------













and  thereafter at a Redemption  Price equal to .....% of the principal  amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest up to but not including the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                  [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on
............  in any year commencing with the year .... and ending with the year
.... through operation of the sinking fund for this series at the


Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable,  insert -- on or after  ............],  as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ............ of the years indicated,

                         Redemption Price
                          For Redemption                   Redemption Price For
                         Through Operation                 Redemption Otherwise
                              of the                      Than Through Operation
Year                       Sinking Fund                    of the Sinking Fund
----                     -----------------                ----------------------













and  thereafter at a Redemption  Price equal to .....% of the principal  amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest up to but not including the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                  [If  applicable,  insert -- The  sinking  fund for this series provides for the redemption on ............ in each year beginning with the year
.......  and ending with the year ...... of [if  applicable,  insert -- not less than  $..........  ("mandatory  sinking  fund")  and not more  than]  $.........
aggregate  principal  amount of  Securities  of this series.  Securities of this series acquired or redeemed by the Company otherwise than through [if applicable, insert -- mandatory] sinking fund payments [if applicable, insert -- and Securities surrendered for conversion] may be credited against subsequent [if applicable, insert -- mandatory] sinking fund payments otherwise required to be made [if applicable, insert -- in the inverse order in which they become due].]

                  [If the Security is subject to redemption of any kind, insert -- In the event of redemption [if applicable, insert -- or conversion] of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed [if applicable, insert -- or unconverted] portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

                  The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

                  [If applicable, insert -- The Indenture contains provisions for defeasance at any time of [(1) the entire indebtedness of this Security or
(2)] certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.]

                  [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

                  [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

                  Subject to the rights of holders of Senior Indebtedness, as set forth in the Indenture, no other reference herein to the Indenture and no other provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed [if applicable, insert -- or to convert this Security as provided in the Indenture].

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


                   [If applicable, insert --


                          [FORM OF CONVERSION NOTICE]


To:  MAGMA COPPER COMPANY



         The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Magma Copper Company in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and any Securities, representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:

Fill in for  registration
  of shares of Common Stock and
  Securities  if to be issued
  otherwise than to the
  registered holder.
                                                        Principal  Amount  to be
                                                        converted     (in     an
                                                        integral   multiple   of
                                                        $1,000,   if  less  than
                                                        all):
                                                              $


-----------------------------
          Name

-----------------------------
        Address

-----------------------------                     -------------------------
(Please print name and                                   Signature
address, including zip code
number)


SOCIAL SECURITY OR OTHER
  TAXPAYER IDENTIFYING
         NUMBER
                                                  [SIGNATURE    GUARANTEED*   --
                                                  required  only if Common Stock
                                                  and   Securities   are  to  be
                                                  issued and  delivered to other
                                                  than  the  registered  holder]


                                                  ---------------------------] *
                                                  Participant  in  a  recognized
                                                  Signature   Medallion  Program
                                                  (or other signature  guarantee
                                                  program   acceptable   to  the
                                                  Trustee)


Section 204.  Form of Legend for Global Securities.

                  Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

         This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Security shall be a Global Security subject to the foregoing, except in such limited circumstances.


Section 205.   Form of Trustee's Certificate of
               Authentication.

                  The Trustee's certificates of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                                 ------------------------------,
                                                                     As Trustee


                                               By
                                                 ------------------------------
                                                           Authorized Signatory


                                 ARTICLE THREE

                                 The Securities

Section 301.   Amount Unlimited; Issuable in Series.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to
Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                  (1)  the title of the Securities of the series
         (which shall distinguish the Securities of the series from Securities of any other series);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                  (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (4) the date or dates on which the principal of the Securities of the series is payable;

                  (5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

                  (6) the place or places where the principal of and any premium and interest on Securities of the series shall be payable;

                  (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

                  (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                 (10) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 101;

                 (11) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

                 (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

                 (13) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

                  (14) if the principal amount payable at the Stated Maturity of any Securities of the series is not determinable upon original issuance thereof, the amount which shall be deemed to be the principal amount of such Securities for any other purpose hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date (or, in any such case, the manner in which such principal amount shall be determined);

                 (15) the applicability, nonapplicability, or variation, of Sections 1006 and 1007 with respect to the Securities of such series, and any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series;

                 (16) if applicable, that the Securities of the series shall be subject to either or both of Defeasance or Covenant Defeasance as provided in Article Thirteen; provided that no series of Securities that is convertible into Common Stock pursuant to Section 301(18) or convertible into or exchangeable for any other securities pursuant to
         Section  301(19)  shall be subject to  Defeasance  pursuant  to Section
         1302;

                 (17) if and as applicable, that the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 204 and any circumstances other than those set forth in Section 305 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

                 (18) the terms and conditions, if any, pursuant to which the Securities are convertible into Common Stock of the Company pursuant to Article Fourteen, and any variation thereof;

                 (19)  the terms and conditions,  if any,  pursuant to which the
         Securities  are  convertible   into  or  exchangeable   for  any  other
         securities;

                 (20) any addition to or change in the Events of Default specified in Section 501 which applies to any Securities of the series;

                 (21) if other than as specified in Article Fifteen, the subordination provisions applicable to the Securities of the series, including a different definition of "Senior Indebtedness"; and

                 (22) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section
303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.


Section 302.   Denominations.

                  The Securities of each series shall be issuable only in registered form without coupons in such denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.



Section 303.   Execution, Authentication, Delivery and
               Dating.

                  The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301 or pursuant to a Supplemental Indenture, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (1) if the form of such Securities has been established by or pursuant to Board Resolution or a Supplemental Indenture as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

                  (2) if the terms of such Securities have been established by or pursuant to Board Resolution or a Supplemental Indenture as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

                  (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.


Section 304.   Temporary Securities.

                  Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.


Section 305.   Registration, Registration of
               Transfer and Exchange.

                  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and of a like aggregate principal amount.

                  At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company or Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

                  The Company shall not be required (1) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (2) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  Notwithstanding any other provision in this Indenture, no Global Security may be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary for such Global Security or any nominee thereof, and no such transfer may be registered, unless
(1) such Depositary (A) notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) ceases to be a clearing agency registered under the Exchange Act, (2) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so transferable, registrable and exchangeable, and such transfers shall be registrable, (3) there shall have occurred and be continuing an Event of Default with respect to the Securities evidenced by such Global Security or (4) there shall exist such other circumstances, if any, as have been specified for this purpose as contemplated by Section 301. Notwithstanding any other provision in this Indenture, a Global Security to which the restriction set forth in the preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Securities registered only in the name or names of, such Person or Persons as the Depositary for such Global Security shall have directed and no transfer thereof other than such a transfer may be registered.

                  Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security to which the restriction set forth in the first sentence of the preceding paragraph shall apply, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security.


Section 306.   Mutilated, Destroyed, Lost and Stolen
               Securities.

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new  Security  of any  series  issued  pursuant  to this
Section in exchange for any mutilated Security or in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


Section 307.   Payment of Interest; Interest Rights
               Preserved.

                  Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment and the Special Record Date, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Company shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall, in the name and at the expense of the Company, cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 106 not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  Subject to the provisions of Section 1402, in case of any Security which is converted after any Regular Record Date on or prior to the next succeeding Interest Payment Date, interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.


Section 308.   Persons Deemed Owners.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.


Section 309.   Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture.


Section 310.   Computation of Interest.

                  Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                 ARTICLE FOUR

                           Satisfaction and Discharge

Section 401.   Satisfaction and Discharge of
               Indenture.

                  This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)  either

                  (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and
         (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
         Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the Trustee for cancellation

                           (i)  have become due and payable, or

                      (ii)  will become due and payable at their
                  Stated Maturity within one year, or

                     (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

         and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;


                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.


Section 402.   Application of Trust Money.

                  Subject to provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.


                                  ARTICLE FIVE

                                    Remedies

Section 501.   Events of Default.

                  "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Fifteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                  (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

                  (4) failure to perform, or breach of, in any material respect, any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company (including a default with respect to Securities of any series other than that series) having an aggregate principal amount outstanding of at least $20,000,000, or under any mortgage, indenture or instrument (including this Indenture) under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company having an aggregate principal amount outstanding of at least $20,000,000, whether such indebtedness now exists or shall hereafter be created, which default in either case shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such acceleration having been rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company to cause such acceleration to be rescinded or annulled, and stating that such notice is a "Notice of Default" hereunder; provided, however, that, subject to the provisions of Sections 601 and 602, the Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer of the Trustee shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

                  (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief specified in this clause (6) unstayed and in effect for a period of 60 consecutive days; or

                  (7) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  (8) any other Event of Default provided with respect to Securities of that series.

Section 502.   Acceleration of Maturity; Rescission
               and Annulment.

                  If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

                  At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A)  all overdue interest on all Securities
                  of that series,

                           (B) the  principal of (and  premium,  if any, on) any
                  Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                           (C) to the extent  that  payment of such  interest is
                  lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and


                           (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                  (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


Section 503.  Collection of Indebtedness and Suits
              for Enforcement by Trustee.

                  The Company covenants that if

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2)  default is made in the payment of  the
         principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


Section 504.  Trustee May File Proofs of Claim.

                  In case of any judicial proceeding, including cases and proceedings described in Sections 501(6) and (7), relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to file and prove claims for the whole amount of principal, premium, if any, and interest owing and unpaid with respect to the Securities and all other amounts due under this Indenture, to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; to participate as a member of any committee of creditors appointed in the proceedings, as may be necessary or advisable to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its counsel and agents) and the Holders allowed in any judicial proceedings; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

Section 505.   Trustee May Enforce Claims Without
               Possession of Securities.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.


Section 506.   Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:  To the payment of all amounts
         due the Trustee under Section 607; and

                  SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.


Section 507.  Limitation on Suits.

                  No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60- day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.


Section 508.   Unconditional Right of Holders to
               Receive Principal, Premium and Interest
               and to Convert.

                  Notwithstanding any other provision in this Indenture, but subject to Article Fifteen, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to convert such Security in accordance with Article Fourteen and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.


Section 509.   Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


Section 510.  Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


Section 511.  Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


Section 512.  Control by Holders.

                  The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


Section 513.  Waiver of Past Defaults.

                  The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment of the principal of or any premium or interest on any Security of such series, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Inden- ture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


Section 514.  Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee or in any suit for the enforcement of the right to convert any Security in accordance with Article Fourteen.


Section 515.  Waiver of Usury, Stay or Extension Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  The Trustee

Section 601.  Certain Duties and Responsibilities.

                  The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.


Section 602.  Notice of Defaults.

                  If a default known to the Trustee occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.


Section 603.  Certain Rights of Trustee.

                  Subject to the provisions of Section 601:

                  (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.


Section 604.  Not Responsible for Recitals or
              Issuance of Securities.

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.


Section 605.  May Hold Securities.

                  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.


Section 606.  Money Held in Trust.

                  Money held by the Trustee in trust hereunder must be segregated from other funds. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 607.  Compensation and Reimbursement.

                  The Company agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to promptly reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in administration of the trusts set forth in this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.


Section 608.  Disqualification; Conflicting
              Interests.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under the Indenture, dated as of December 15, 1991 relating to the Company's 12% Senior Subordinated Notes due December 15, 2001 and the Indenture dated as of January 15, 1992 relating to the Company's 11 1/2% Senior Subordinated Notes due January 15, 2002.


Section 609.  Corporate Trustee Required;
              Eligibility.

                  There shall at all times be one or more Trustees hereunder with respect to the Securities of each series, at least one of which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


Section 610.  Resignation and Removal;
              Appointment of Successor.

                  No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

                  The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                  If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of
Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section
106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.


Section 611.  Acceptance of Appointment by Successor.

                  In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


Section 612.   Merger, Conversion, Consolidation
               or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


Section 613.   Preferential Collection of Claims Against Company.

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


Section 614.  Appointment of Authenticating Agent.

                  The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                                 ------------------------------,
                                                                      As Trustee



                                               By
                                                  -----------------------------,
                                                        As Authenticating Agent



                                                By
                                                  -----------------------------
                                                             Authorized Officer


                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company

Section 701.  Company to Furnish Trustee
                      Names and Addresses of Holders.

                  The Company will furnish or cause to be furnished to the Trustee

                  (1) semi-annually, not more than 15 days after the Regular Record Date for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the Regular Record Date, and

                  (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.




Section 702.  Preservation of Information; Communications to Holders.

                  The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

                  The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

                  Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.


Section 703.  Reports by Trustee.

                  The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                  A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.


Section 704.  Reports by Company.

                  The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                 ARTICLE EIGHT

            Consolidation, Merger, Conveyance, Transfer or Lease

Section 801.  Company May Consolidate, Etc., Only on Certain Terms.

                  The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

                  (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 1411 with respect to each series of Securities afforded conversion rights thereunder;

                  (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                  (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with or prior to, if required pursuant to this Indenture, all indebtedness secured thereby; and

                  (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.


Section 802.  Successor Substituted.

                  Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE

                            Supplemental Indentures

Section 901.  Supplemental Indentures Without Consent of Holders.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

                  (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

                  (6) to secure the Securities pursuant to the requirements of Article Ten or otherwise; or

                  (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

                  (9) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Article Fourteen; or

                  (10) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (10) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.


Section 902.  Supplemental Indentures with Consent of Holders.

                  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any instalment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the right to convert any Security as provided in Article Fourteen in a manner adverse to the Holders, or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section, Section 513 or Section 1009, except to increase any such percentage.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


Section 903.  Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


Section 904.  Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


Section 905.  Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


Section 906.  Reference in Securities to Supplemental Indentures.

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                  ARTICLE TEN

                                   Covenants

Section 1001.  Payment of Principal, Premium and Interest.

                  The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.


Section 1002.  Maintenance of Office or Agency.

                  The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


Section 1003.  Money for Securities Payments to
                           Be Held in Trust.

                  If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, or mail to Holders notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.


Section 1004.  Statement by Officers as to Default.

                  The Company shall file with the Trustee, within 120 days after the end of each fiscal year (which as of the date hereof is December 31) of the Company ending after the date hereof, an Officers' Certificate, signed by its principal executive officer, principal financial officer or principal accounting officer and by the treasurer or any assistant treasurer or director of treasury or by the secretary or any assistant secretary of the Company, stating that in the course of the performance of their duties as such officers they would normally obtain knowledge of any action or failure to act on the part of the Company in violation of any covenant, agreement, provision or condition contained in this Indenture, stating whether or not they have obtained knowledge of any action or failure to act on the part of the Company (determined without regard for any period of grace or requirement of notice provided hereunder) during the twelve-months' period ending on the last day of the previous fiscal year in violation of any covenant, agreement, provision or condition contained in this Indenture and, if so, specifying each such default of which the signers may have knowledge and the nature thereof and what action the Company has taken or proposes to take with respect thereto. Such statement need not include reference to any default which has been fully cured prior to the date as of which such statement speaks. The Officers' Certificate shall also include a list of all resolutions of the Board of Directors filed with the Trustee during the twelve-months' period covered by such statement.


Section 1005.  Existence.

                  Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1006.  Limitation on Liens.

         The Company covenants and agrees, solely for the benefit of each series of Securities which are provided to be entitled to the benefit of this Section 1006 pursuant to Section 301, that the Company will not itself, and will not permit any Subsidiary to, incur, issue, assume or guarantee any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (notes, bonds, debentures or other similar evidences of indebtedness for money borrowed being hereinafter referred to as "Debt") which is pari passu or (by the express terms of such Debt or the instrument creating or evidencing such Debt) subordinated in right of payment to the Securities, secured after the date hereof by pledge of, or mortgage or other lien on, any Principal Property of the Company or any Significant Subsidiary, or any shares of stock or Debt of any Significant Subsidiary (pledges, mortgages and other liens being hereinafter in this Article Ten referred to as "Mortgage" or "Mortgages"), without effectively providing that the Securities of all series entitled to the benefit of this
Section 1006 (together with, if the Company shall so determine, any other Debt of the Company or such Significant Subsidiary then existing or thereafter created which is not subordinate to the Securities) shall be secured (i) equally and ratably with (or, at the option of the Company, prior to) such secured Debt or (ii) in the event such secured Debt is subordinate in right of payment to the Securities, prior to such secured Debt, for so long as such secured Debt shall be so secured, unless after giving effect thereto, the aggregate principal amount of all such secured Debt then outstanding which would otherwise be prohibited would not exceed 10% of Consolidated Assets; provided, however, that this Section 1006 shall not apply to, and there shall be excluded from secured Debt in any computation under this Section 1006, Debt secured prior to the date of this Indenture and Debt secured by:

                  (1) Mortgages on property of, or on any shares of stock or Debt of, any corporation existing at the time such corporation becomes a Significant Subsidiary;

                  (2) Mortgages in favor of the Company or any Significant Subsidiary;

                  (3) Mortgages in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute, or Mortgages for taxes, assessments or governmental charges or levies, in each case (i) not then due and delinquent after giving effect to any applicable grace period or (ii) the validity of which is being contested in good faith by appropriate proceedings; and materialmen's, mechanics', carriers', workmen's, repairmen's, landlord's or other like Mortgages, or deposits to obtain the release of such Mortgages;

                  (4) Mortgages on property, equipment, mines or facilities, or shares of stock or Debt, to secure the payment of all or any part of the purchase price thereof or the construction, improvement or development cost thereof, or any Debt incurred in connection therewith, existing prior to, at the time of, or within 180 days after, the acquisition (including any acquisition through merger or consolidation) or construction, improvement or development thereof, provided that any such Mortgages shall only extend to the property, equipment, mines or facilities, or shares of stock or Debt, acquired or constructed, improved or developed, or to property or mines, including undeveloped mineralized deposits or orebodies or segments thereof, on which the acquired or constructed, improved or developed property, equipment, mines or facilities is situated;

                  (5) Mortgages securing obligations issued by a State, territory or possession of the United States of America, or any political subdivision of any of the foregoing, to finance the acquisition or construction of property, and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includible in gross income of the holder by reason of Section 103(a) of the Internal Revenue Code (or any successor to such provision) as in effect at the time of the issuance of such obligations, including, without limitation, Debt related to the financing of pollution control or other equipment or facilities financed by State or local government units;

                  (6) Mortgages created in connection with a project financed, or assets acquired, with, and created to secure, indebtedness or lease payment obligations substantially related to and entered into or effective before, at the time of or after (i) the acquisition (including any acquisition by merger or consolidation) of properties or assets not currently owned by the


         Company or any of its Significant Subsidiaries or (ii) the financing of the acquisition, construction, development or improvement of property, equipment, mines or facilities of the Company or any of its Significant Subsidiaries, as to which the obligee with respect to such indebtedness or obligation has no recourse to the general corporate funds of the Company or any of its Significant Subsidiaries or to the assets, in general, of the Company or any of its Significant Subsidiaries, other than the property, equipment, mines or facilities acquired or constructed, improved or developed, or to property or mines, including undeveloped mineralized deposits or orebodies or segments thereof, on which the acquired or constructed, improved or developed property, equipment, mines or facilities is situated or that forms, with the property, equipment, mines or facilities acquired or constructed, improved or developed, an integrated plan to bring into or enhance the production of minerals or metals therefrom (such indebtedness or lease payment obligations being hereinafter in this Article Ten referred to as "Nonrecourse Obligations");

                  (7) Production payments or other related rights of others to the output of mines, refineries, smelters, concentrators or production facilities, including project financings, with respect to any property or assets acquired, constructed, developed or improved by the Company or a Subsidiary with the proceeds of such project financings; or Mortgages to secure payment of workmen's compensation or to secure performance in connection with tenders, leases of real property, bids or contracts to secure (or in lieu of)surety or appeal bonds and Mortgages made in the ordinary course of business for similar purposes; and

                  (8) Any extension, renewal, refunding or replacement (or successive extensions, renewals, refundings or replacements), as a whole or in part, of any Mortgage referred to in the foregoing clauses
         (1) to (7), inclusive; provided, however, that (i) such extension, renewal, refunding or replacement Mortgage shall be limited to all or a part of the same property, shares of stock or Debt that secured the Mortgage extended, renewed, refunded or replaced (plus improvements on such property) and (ii) the Debt secured by such Mortgage at such time is not increased.

Section 1007.  Limitation on Certain Debt.

         The Company covenants and agrees, solely for the benefit of each series of Securities which are provided to be entitled to the benefit of this Section 1007 pursuant to Section 301, that the Company will not incur any Debt which by its terms is both (i) subordinated in right of payment to any Senior Indebtedness and (ii) senior in right of payment to the Securities.


Section 1008.  Provision of Financial Information.

                  So long as Securities of any series are Outstanding, the Company will provide to the Trustee a copy of all the annual reports, quarterly reports and other documents which the Company is required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act, as amended, or any successor provision thereto. If, during any reporting period, the Company is not required to file such reports with the Commission, the Company will provide to the Trustee substantially similar financial reports concerning the Company as if the Company were so required.


Section 1009.  Waiver of Certain Covenants.

                  Except as otherwise specified as contemplated by Section 301 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(15), 301(22), 901(2) or 901(7) for the benefit of the Holders of such series or in any of Sections 1005 to 1008, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                 ARTICLE ELEVEN

                            Redemption of Securities

Section 1101.  Applicability of Article.

                  Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.


Section 1102.  Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee as providing the Trustee sufficient time to make any necessary arrangements for the redemption), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.


Section 1103.  Selection by Trustee of Securities
                           to Be Redeemed.

                  If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

         If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.


Section 1104.  Notice of Redemption.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall state:

                  (1)  the Redemption Date,

                  (2)  the Redemption Price,

                  (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) in the case of any Securities that are convertible pursuant to Article Fourteen, the conversion price or rate, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion,

                  (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                  (7) that the redemption is for a sinking fund, if such is the case.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.


Section 1105.  Deposit of Redemption Price.

                  On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

                  If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 307) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.


Section 1106.  Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 307.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.


Section 1107.  Securities Redeemed in Part.

                  Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.



                                 ARTICLE TWELVE

                                 Sinking Funds

Section 1201.  Applicability of Article.

                  The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.


Section 1202.  Satisfaction of Sinking Fund Payments  with Securities.

                  The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been converted pursuant to Article Fourteen or which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.


Section 1203.  Redemption of Securities for Sinking Fund.

                  Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                                ARTICLE THIRTEEN


                       Defeasance and Covenant Defeasance

Section 1301.  Company's Option to Effect Defeasance or Covenant Defeasance.

                  The Company may elect, at its option by Board Resolution at any time, to have either Section 1302 or Section 1303 applied to the Outstanding Securities of any series designated pursuant to Section 301 as being defeasible pursuant to this Article Thirteen (hereinafter called a "Defeasible Series"), upon compliance with the conditions set forth below in this Article Thirteen provided that Section 1302 shall not apply to any series of Securities that is convertible into Common Stock pursuant to Section 301(18) or convertible into or exchangeable for any other securities pursuant to Section 301(19).


Section 1302.  Defeasance and Discharge.

                  Upon the Company's exercise of the option provided in Section 1301 to have this Section 1302 applied to the Outstanding Securities of any Defeasible Series and subject to the proviso to Section 1301, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments provided to it by the Company acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Securities of such series to receive, solely from the trust fund described in
Section 1304 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities of such series when payments are due, (2) the Company's obligations with respect to the Securities of such series under Sections 304, 305, 306, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option provided in Section 1301 to have this Section 1302 applied to the Outstanding Securities of any Defeasible Series notwithstanding the prior exercise of its option provided in Section 1301 to have Section 1303 applied to the Outstanding Securities of such series.


Section 1303.  Covenant Defeasance.

                  Upon the Company's exercise of the option provided in Section 1301 to have this Section 1303 applied to the Outstanding Securities of any Defeasible Series, (1) the Company shall be released from its obligations under Sections 1005 through 1008, inclusive, and Section 801, and (2) the occurrence of any event specified in Sections 501(3), 501(4) (with respect to any of Sections 1005 through 1008, inclusive, and Section 801), 501(5) and 501(8) shall be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby.


Section 1304.  Conditions to Defeasance or Covenant Defeasance.

                  The following shall be the conditions to application of either
Section 1302 or Section 1303 to the  Outstanding  Securities  of any  Defeasible
Series:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee that satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Outstanding Securities of such series, (A) money in an amount, or (B) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on the Securities of such series on the respective Stated Maturities, in accordance with the terms of this Indenture and the Securities of such series. As used herein, "U.S. Government Obligation" means (x) any security that is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as the full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any U.S. Government Obligation specified in Clause (x) and held by such custodian for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any such U.S. Government Obligation, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

                  (2) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
         (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date first set forth hereinabove, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to the Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

                  (3) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to the Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

                  (4) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that the Securities of such series, if then listed on any securities exchange, will not be delisted as a result of such deposit.

                  (5) No Event of Default or event that (after notice or lapse of time or both) would become an Event of Default shall have occurred and be continuing at the time of such deposit or, with regard to any Event of Default or any such event specified in Sections 501(6) and
         (7), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

                  (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

                  (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

                  (9) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be qualified under such Act or exempt from regulation thereunder.


Section 1305.  Deposited Money and U.S. Government
               Obligations to be Held in Trust; Other
               Miscellaneous Provisions.

                  Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1306, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1304 in respect of the Securities of any Defeasible Series shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities of such series and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of Securities of such series, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust must be segregated from other funds.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Securities.

                  Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 with respect to Securities of any Defeasible Series that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance with respect to the Securities of such series.


Section 1306.  Reinstatement.

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article Thirteen with respect to the Securities of any series by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen with respect to Securities of such series and monies so deposited shall be returned to the Company.


                                ARTICLE FOURTEEN

                            Conversion of Securities

Section 1401.  Applicability; Conversion Privilege
               and Conversion Price.

                  Securities of any series which are convertible into Common Stock of the Company shall be convertible in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

                  Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 may be converted at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company, at the conversion price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on the date specified for Securities of such series. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business on the date prior to the Redemption Date, unless the Company defaults in making the payment due upon redemption.

                  The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be the price specified in relation to Securities of such series pursuant to Section 301. The conversion price shall be adjusted in certain instances as provided in Section 1404.


Section 1402.  Exercise of Conversion Privilege.

                  In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose pursuant to Section 1002, accompanied by written notice to the Company (which shall be substantially in the form set forth in Section 203) at such office or agency or, if applicable, by notice in accordance with the procedures of the Depositary that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Securities or portions thereof which have been called for redemption on a Redemption Date within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Securities being surrendered for conversion; provided, however, that a Security surrendered for conversion on an Interest Payment Date need not be accompanied by a payment and interest on the principal amount of the Security being converted will be paid on such Interest Payment Date to the Holder of such Security on the immediately preceding Record Date. Except as provided in the Securities and subject to the last paragraph of Section 307, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

                  Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1403.

                  In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security.


Section 1403.  Fractions of Shares.

                  No fractional shares of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price per share of Common Stock at the close of business on the day prior to the day of conversion.

Section 1404.  Adjustment of Conversion Price.

                  The conversion price shall be subject to adjustment from time to time as follows:

                  (1) In case the Company shall pay or make a dividend or other distribution on its Common Stock in shares of its Common Stock, the conversion price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and (y) the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  (2) In case the Company shall issue rights or warrants (which rights or warrants expire within 45 days and are not available on an equivalent basis to Holders of the Securities convertible pursuant to this Article Fourteen upon conversion) to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (6) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination; provided, however, that to the extent that Common Stock is not delivered after the expiration of such rights or warrants, the conversion price shall be readjusted (but only with respect to Securities converted after such expiration) to the conversion price that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock actually issued. In determining whether any rights or warrants entitle the holders of Common Stock to subscribe for or purchase shares of Common Stock at less than fair market value, there shall be taken into account any consideration received by the Company upon issuance and upon exercise of such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors (whose determination shall be conclusive and described in a Board Resolution). For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company.

                  (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (4) In case the Company shall, by dividend or otherwise, at any time distribute Excess Cash to all holders of its Common Stock, the conversion price shall be reduced so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this paragraph (4) by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (6) of this Section) of the Common Stock on such date less the amount of Excess Cash so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such cash dividend. "Excess Cash" shall mean any dividend or distribution (excluding, in all events, any dividend or distribution described in paragraph (5) of this Section) consisting exclusively of cash and declared with respect to Common Stock to the extent such dividend or distribution when added to all other dividends or distributions on Common Stock consisting exclusively of cash and made during the immediately preceding 12 months (applicable to one outstanding share of Common Stock) exceeds 15% of the current market price per share of the Common Stock immediately preceding the date fixed for the determination of stockholders entitled to receive such cash dividend.

                  (5) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any of its securities (including securities, but excluding any dividend or distribution referred to in paragraph (1) of this Section, any rights or warrants referred to in paragraph
(2) of this Section, any subdivision or combination referred to in paragraph (3) of this Section, and any dividend or distribution payable in cash (other than cash dividends or distributions made out of Excess Cash as provided in paragraph
(4) of this Section, which shall be treated under such paragraph (4)), the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (6) of this Section) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. For the purposes of this paragraph (5), the distribution of a security which is distributed not only to the holders of the Common Stock on the date fixed for the distribution of such security, but also is distributed with each share of Common Stock delivered to a Holder exercising the conversion privilege subsequent to such distribution date, shall not require an adjustment of the conversion price pursuant to this paragraph (5); provided that on the date, if any, on which a Holder exercising the conversion privilege would no longer be entitled to receive such security with a share of Common Stock (other than as a result of the termination of all such securities), a distribution of such securities shall be deemed to have occurred and the conversion price shall be adjusted as provided in this paragraph (5) (and such day shall be deemed to be "the date fixed for the determination of the stockholders entitled to receive such distribution," and "the date fixed for such determination" within the meaning of the immediately preceding sentence).

                  (6) For the purpose of any computation  under  paragraphs (2),
(4) and (5) of this Section, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the five consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotations National Market System or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose. For purposes of this paragraph, the term "'ex' date", when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on such exchange or in such market without the right to receive such issuance or distribution.

                  (7) The Company may make such reductions in the conversion price, in addition to those required by paragraphs (1) through (5) of this Section, as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

                  (8) Notwithstanding any provision of this Indenture to the contrary, no adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least one percent in such price; provided, however, that any adjustments which by reason of this paragraph
(8) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                  (9) The Company from time to time (by action of the Board of Directors) may decrease the conversion price by any amount for any period of time if the period is at least twenty days, the decrease is irrevocable during the period and the Board of Directors in its sole discretion shall have made a determination that such decrease would be in the best interests of the Company, which determination shall be conclusive and evidenced by a Board Resolution filed with the Trustee. Whenever the conversion price is decreased pursuant to the preceding sentence, the Company shall mail to holders of record of the Securities a notice of the decrease at least fifteen days prior to the date such decrease takes effect, and such notice shall state the decreased conversion price and the period it will be in effect.

                  (10) Notwithstanding any provision of this Indenture to the contrary, no adjustment in the conversion price will be made for the issuance of shares of capital stock to directors, employees or independent contractors pursuant to the Company's or any of its Subsidiaries' stock option, stock ownership or other benefit plans or arrangements or trusts related thereto or for issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under such plan.

                  (11) If the Company shall take any action affecting the Common Stock, other than action described in this Section 1404, that in the sole discretion of the Board of Directors would materially adversely affect the conversion rights of the holders of the Securities, the Company may, but shall not be obligated to, adjust the conversion price for the Securities, to the extent permitted by law, in such manner, and at such time, as the Board of Directors, in its sole discretion, may determine to be equitable in the circumstances.


Section 1405.  Notice of Adjustments of Conversion Price.

                  Whenever the conversion price is adjusted as herein provided:

                  (a) the Company shall compute the adjusted conversion price in accordance with Section 1404 and shall prepare a certificate signed by the Treasurer or Director of Treasury of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at the Corporate Trust Office of the Trustee and at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002; and

                  (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Company to all Holders at their last addresses as they shall appear in the Security Register.


Section 1406.  Notice of Certain Corporate Action.

                  In case:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its retained earnings; or

                  (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of Capital Stock of any class or of any other rights; or

                  (c) the Company shall declare a dividend out of Excess Cash; or

                  (d) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (e) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at the Corporate Trust Office of the Trustee and at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 15 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in clauses (a) through (f) of this Section 1406.


Section 1407.  Company to Reserve Common Stock.

                  The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all Outstanding Securities.


Section 1408.  Taxes on Conversions.

                  The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.


Section 1409.  Covenant as to Common Stock.

                  The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable.

Section 1410.  Cancellation of Converted Securities.

                  All Securities delivered for conversion shall be delivered to the Trustee to be cancelled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 309.

Section 1411.  Provisions in Case of Reclassification,
               Consolidation, Merger or Sale of Assets.

                  In case of any capital reorganization or reclassification of the capital stock of the Company (other than solely a change in par value, or from par value to no par value) or any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any sale or transfer of all or substantially all of the assets of the Company, the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 1401, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such reorganization, recapitalization, consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such reorganization, consolidation, merger, sale or transfer, assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("constituent Person"), or an Affiliate of a constituent Person and

(ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, sale or transfer by others than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). The Company shall not effect any consolidation, merger, sale or transfer unless, prior to or simultaneously with the consummation thereof the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture pursuant to which such Person assumes the obligation to deliver to the Holder of each Security such securities, cash and other property as such Holder may be entitled to in accordance with the provisions of this Section 1411. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The Trustee shall not be under any responsibility to determine the correctness of any provision contained in such supplemental indenture relating to either the kind or amount of shares of stock or securities or cash or property receivable by Holders upon the conversion of their Securities after any such consolidation, merger, sale or transfer. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

Section 1412.  Responsibility of Trustee and Conversion Agent.

                  Neither the Trustee nor any agent appointed to effect conversions shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the conversion price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any such conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Stock or of any securities or property which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any such conversion agent makes any representation with respect thereto. Neither the Trustee nor any such conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any Common Stock or stock certificates or other securities or property or to make any cash payment upon the delivery of any Security for the purpose of conversion or to comply with any of the covenants contained in this Article.



                                ARTICLE FIFTEEN

                          Subordination of Securities

Section 1501.  Securities Subordinate to Senior
               Indebtedness.

                  The Company covenants and agrees, and each Holder of Securities of each series, by his acceptance thereof, likewise covenants and agrees, that, the indebtedness evidenced by the Securities of such series, including the principal of (and premium, if any) and interest thereon, and the payment of the principal of (and premium, if any) and interest thereon, shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Indebtedness with respect thereto, whether outstanding on the date of original issuance of Securities of such series or thereafter incurred.


Section 1502.  Priority of Senior Indebtedness Upon
               Dissolution of the Company.

                  Upon any distribution of the assets of the Company of any kind or character upon any dissolution, winding up or total liquidation or reorganization relating to the Company or to its property (whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors, any other marshalling of the assets and liabilities of the Company or otherwise), whether such distribution consists of cash, property or securities,

                  (a) all principal of (premium, if any) and interest on all Senior Indebtedness with respect to any series of Securities (including interest thereon accruing after the commencement of any bankruptcy or insolvency proceedings) shall first be paid in full, or provision made for such payment in cash, before any payment is made on account of the principal of, premium, if any, or interest on that series of Securities; and

                  (b) any  payment or  distribution  of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article Fifteen with respect to the Securities of any series, to the payment of all indebtedness of the nature of Senior Indebtedness with respect thereto, provided that the rights of the holders of such Senior Indebtedness at the time outstanding are not altered by such reorganization or readjustment), on account of the indebtedness evidenced by the Securities of any series to which the holders of Securities of that series or the Trustee would be entitled except for the provisions of this Article Fifteen, including any such payment or distribution which may be payable or deliverable by reason of payment of any other indebtedness of the Company being subordinated to the payment of the Securities of that series, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other liquidating agent making such payment or distribution directly to the holders of Senior Indebtedness with respect to that series of
         Securities,  or  their  representative  or  representatives  or to  the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, pro rata, as their respective interests may appear for application to the payment of all such Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness in full after giving effect to any concurrent payment or distribution, or provision therefor in cash, to the holders of such Senior Indebtedness. The Company shall give prompt written notice to the Trustee of any dissolution, winding up, total liquidation or reorganization of the Company within the meaning of this Section 1502. The Trustee, subject to the provisions of Section 601 shall be entitled to assume that no such event has occurred unless the Company or any holder of Senior Indebtedness or any trustee therefor has given such notice. Upon any payment or distribution of assets of the Company referred to in this
         Section 1502, the Trustee, subject to the provisions of Section 601, and the holders of the Securities of any series shall be entitled to rely upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other liquidating agent making such payment or distribution, delivered to the Trustee or to the holders of Securities of that series, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness with respect to that series of Securities and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fifteen. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be accountable to them for any amounts paid to it upon any such distribution.


Section 1503.  Notice to Senior Indebtedness of
               Acceleration on Event of Default.


                  In the event that the Securities of any series shall be accelerated because of the occurrence of an Event of Default hereunder the Company shall promptly notify holders of Senior Indebtedness with respect to that series of such acceleration.


Section 1504. Certain Distributions of Company Assets to the Trustee or Holders of the Securities to be Held in Trust for Holders of Senior
               Indebtedness.

                  In the event that any direct or indirect payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article Fifteen with respect to the Securities of any series, to the payment of all indebtedness of the nature of Senior Indebtedness with respect thereto, provided that the rights of the holders of such Senior Indebtedness at the time outstanding are not altered by such reorganization or readjustment), on account of the indebtedness evidenced by the Securities of any series shall be received by the Trustee or the holders of that series of Securities in contravention of Sections 1502 or 1507 hereof, including any such payment or distribution which may be payable or deliverable by reason of payment of any other indebtedness of the Company being subordinated to the payment of the Securities of that series, before all Senior Indebtedness with respect to that series of Securities is paid in full, or provision made for its payment in cash, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Indebtedness or their representative or representatives, or to the Trustee or Trustees under any indenture pursuant to which any instruments evidencing any such Senior Indebtedness may have been issued, pro rata, as their respective interests may appear, for application to the payment of all such Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness after giving effect to any concurrent payment or distribution, or provision therefor in cash, to the holders of such Senior Indebtedness.


Section 1505.  Subrogation of Security Holders to Rights of
               Holders of Senior Indebtedness.

                  Subject to the payment in full of all Senior Indebtedness with respect to any series of Securities, the holders of the Securities of that series shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distribution of assets of the Company made on such Senior Indebtedness until all principal of the Securities of that series, premium, if any, and interest thereon shall be paid in full, and for purposes of such subrogation, no such payments or distributions to the holders of such Senior Indebtedness of cash, property or securities, which otherwise would be payable or distributable to the holders of the Securities of that series, shall, as between the Company, its creditors other than the holders of such Senior Indebtedness, and the holders of such series of Securities, be deemed to be a payment by the Company to or on account of such Senior Indebtedness, it being understood that the provisions of this Article Fifteen are and are intended solely for the purpose of defining the relative rights of the holders of the Securities of any series, on the one hand, and the holders of Senior Indebtedness with respect thereto, on the other hand.


Section 1506.  Obligation of Company to Pay Security Holders
               Not Impaired.

                  Nothing contained in this Article Fifteen or elsewhere in this Indenture, or in the Securities, is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness with respect to any series of Securities, and the holders of the Securities of that series, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Securities of that series the principal of the Securities of that series, premium, if any, and interest thereon, as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the holders of the Securities of that series and creditors of the Company other than the holders of such Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the holder of any Security of that series from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Fifteen of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.


Section 1507.  Payments on Securities Not to be Made
               During Continuance of Defaults in
               Respect of Senior Indebtedness.

                  No direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made, agreed to be made or provided for, on account of the principal of the Securities of a series, premium, if any, or interest thereon or in respect of any redemption, retirement, purchase or other acquisition of any of the Securities of that series, and no holder of any Security of that series shall be entitled to demand or receive any such payment,
(a) unless, as of the earlier to occur of the date such payment is made and the date that provision is made therefor by the deposit with the Trustee or Paying Agent pursuant to the terms and conditions of this Indenture of money or U.S. Government Obligations or a combination thereof necessary to effect such payment, all amounts then due and payable for principal of (premium, if any) and interest on all Senior Indebtedness with respect to that series of Securities shall have been paid in full or (b) if at the earlier to occur of the date of such payment or such provision therefor, or after giving effect to the earlier to occur of such payment or provision, there shall have occurred and be continuing any event of default under any such Senior Indebtedness or under any agreement or indenture pursuant to which any instruments evidencing any such Senior Indebtedness have been issued and the maturity of such Senior Indebtedness shall be entitled to have been accelerated as a result of such event of default.

                  Notwithstanding the foregoing, the Company may make, agree to make, or make provision for, payments on account of the principal of, premium, if any, or interest on the Securities of any series, or in respect of any redemption, retirement, purchase or other acquisition of any of the Securities of that series if (a) the Company or the Trustee (pursuant to Section 1508) has received a notice of a default or an event of default under any agreement or indenture pursuant to which any instruments evidencing any Senior Indebtedness with respect to that series of Securities have been issued (other than notice of a default or event of default relating to payment of principal or interest, either at maturity, upon redemption, by declaration or otherwise) which default or event of default would permit the holders of such Senior Indebtedness to accelerate its maturity (whether or not such acceleration has occurred) (the receipt of such notice being referred to herein as a "Blockage Event"), and (b) 179 days have passed after the earliest date on which such notice was given with respect to such default or event of default (the "Payment Blockage Period"), so long as this Article otherwise permits payment at that time; provided, however, that only one Payment Blockage Period may be commenced within any consecutive 360-day period with respect to the Securities of any series. For purposes of this paragraph, no event of default which existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the Senior Indebtedness initiating such Payment Blockage Period shall be, or be made, the basis of the commencement of a second Payment Blockage Period by a representative of such Senior Indebtedness, unless such event of default shall have been cured or waived for not less than 90 consecutive days.

Section 1508.  Obligation of Company to Pay Security
               Holders; Application by Trustee of Moneys
               Deposited with it to Payment of Security
               Holders.

                  Nothing contained in this Article Fifteen or elsewhere in this Indenture, or in any of the Securities, shall, (a) except during the existence of any of the conditions described in Section 1507, affect the obligation of the Company to make, or prevent the Company from making, at any time, payment of the principal of the Securities, premium, if any, or interest thereon, or deposits of moneys for such payments with the Trustee or any Paying Agent; (b) prevent the Trustee, notwithstanding the existence of any of the conditions described in
Section 1502 or Section 1507, from applying any moneys deposited with it hereunder for such purpose to the payment of or on account of the principal of the Securities, premium, if any, or interest thereon unless, at least five full Business Days prior to the date upon which such payment would otherwise (except for the existence of any such condition) become due and payable, the Trustee shall have received written notice of the existence of any such condition and describing the same from the Company or any holder of Senior Indebtedness or any Trustee or agent for or similar representative of any such holder, or (c) result in charging the Trustee with knowledge of the existence of Senior Indebtedness or, in the absence of written notice of the existence of any condition described in Section 1502 or Section 1507, with knowledge of the existence of such condition.


Section 1509.  Trustee as Holder of Senior Indebtedness.

                  The Trustee shall be entitled to all the rights set forth in this Article Fifteen in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness and nothing set forth in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.


Section 1510.  Security Holders Authorize Trustee to
               Effectuate Subordination.

                  Each holder of Securities by his acceptance thereof authorizes and directs the Trustee in his behalf to take such actions as may be necessary or appropriate to effectuate the subordination as provided in this Article Fifteen and appoints the Trustee his attorney-in-fact for any and all such purposes.


Section 1511.  Securities to Rank Pari Passu.

                  Each holder of Securities by his acceptance thereof covenants and agrees that the indebtedness evidenced by the Securities, including the principal of, premium, if any, and interest thereon, shall rank pari passu in right of payment with the indebtedness evidenced by the Company's 12% Senior Subordinated Notes due December 15, 2001 and 11 1/2% Senior Subordinated Notes due January 15, 2002, including in each case the principal of, premium, if any, and interest thereon.
                               ------------------


                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                                MAGMA COPPER COMPANY

                                                By
                                                  -----------------------------
                                                       Name:
                                                       Title:

Attest:


-----------------------------
                                                STATE STREET BANK AND TRUST
                                                COMPANY

                                                By
                                                  -----------------------------
                                                       Name:
                                                       Title:

Attest:


-----------------------------


STATE OF . . . . . )
                               )  ss.:
COUNTY OF . . . .  )


                  On the ____ day of May, 1995, before me personally came _____________, to me known, who, being by me duly sworn, did depose and say that he is ________________ of Magma Copper Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                                       ------------------------


STATE OF . . . . . )
                               )  ss.:
COUNTY OF . . . .  )

                  On the ____ day of May, 1995, before me personally came ___________, to me known, who, being by me duly sworn, did depose and say that he is ________________ of State Street Bank and Trust Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                                       ------------------------